UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4750, Bay Wellington Tower

181 Bay Street, P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On January 13, 2012, US Gold Corporation (the “Company”) issued a press release regarding the news release of TNR Gold Corp., dated January 12, 2012, proposing a settlement of the litigation surrounding certain portions of Minera Andes Inc.’s Los Azules property.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

99.1 Press release dated January 13, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of the arrangement agreement and current and future exploration and development activities. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to litigation including specifically but not limited to Minera Andes’ Los Azules property which if resolved adversely to Minera Andes (or the combined company, as the case may be) could materially affect Minera Andes’ (or the combined company, as the case may be) ability to develop the Los Azules project, the completion of the proposed business combination between Minera Andes and US Gold (including the numerous approvals required in connection with such a business combination), risks related to business integration as a result of a successful business combination, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, property title, the state of the capital markets, environmental risks and hazards, and uncertainty as to calculation of mineral resources and reserves, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: January13, 2012	By:	/s/ Nils Engelstad
Nils Engelstad, Corporate Secretary

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release dated January 13, 2012